Exhibit 99.2

1 Q 2022 Investor Presentation

Disclosure 1 This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward - looking statements are not historical facts. Such statements may be identified by the use of such words as “may,”“believe,”“expect,”“anticipate,”“plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward - looking statements. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we caution you not to place undue reliance on these forward - looking statements. Factors which may cause our forward - looking statements to be materially inaccurate include, but are not limited to an unexpected deterioration in our loan or securities portfolios, unexpected increases in our expenses, greater than anticipated growth and our ability to manage our growth, unanticipated regulatory action or changes in regulations, unexpected changes in interest rates, an unanticipated decrease in deposits, an unanticipated loss of key personnel or existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in FDIC costs, changes in regulations, legislation or tax or accounting rules and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. Further, given its ongoing and dynamic nature, including the rate of vaccine acceptance and the development of new variants, it is difficult to predict the continued impact of the COVID - 19 pandemic on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated. As the result of the COVID - 19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy worsens, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; our cyber security risks may increase if a significant number of our employees are forced to work remotely; and FDIC premiums may increase if the agency experiences additional resolution costs. Forward - looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward - looking statement.

A Diversified Financial Institution We are More than a Commercial Bank Personal Banking • Broad range of hallmark personal checking and savings accounts • A full suite of electronic banking services that allow clients to easily manage their everyday financing needs Commercial Lending • Relationship - based commercial real estate lending • Growth driven by expertise in specific lending verticals Business Banking • Checking, deposit, lending and cash management product and services for small and middle - market businesses • MCB Business Bankers with deep knowledge and expertise in multiple industries, including law firms, resident healthcare, real estate property management, U.S. Trustee and municipalities Global Digital Payments (“BaaS”) • Settlement for domestic and international digital payments • Delivers critical financial infrastructure • Provides Banking - as - a - Service to high growth fintechs Our mission To offer a full range of banking and innovative financial services to businesses and individuals Serve markets underserved by the ever - consolidating financial services industry and advance our leading edge model that combines new technologies with the best of traditional banking practices 2 Our history Founded in 1999 in New York City with the goal of helping clients build and sustain generational wealth Business model focused on providing high - touch service with industry expertise and delivering customized solutions for our clients Commercial banking business is relationship driven and predominantly located in the highly attractive New York metro area Global payments business provides Banking - as - a - Service (“BaaS”) to leading fintech partners, which includes serving as an issuing bank for third - party managed debit card programs nationwide and providing other financial infrastructure, including cash settlement and custodian deposit services 2017 IPO raised $125mm of common equity and fueled industry - leading balance sheet and earnings growth In September 2021, MCB raised $172.5 million of common equity in a follow on offering of 2.3 million shares at $75 per share As of March 31, 2022, MCB has $6.6bn of assets; 30% compound annual growth rate since the IPO

Proven high growth business model $1,421 $1,867 $2,678 $3,137 $ 3 , 7 32 $ 4 , 12 1 2017 2 0 1 8 2 0 19 2 0 20 2021 1Q 2022 Loans $ millions $1,404 $1,661 $2,791 $3,830 $ 6 , 4 36 $ 5 , 9 39 2017 2 0 1 8 2 0 19 2 0 20 2 0 2 1 1Q 2022 D e p os i t s $ millions $63 $83 $108 $ 1 4 2 $ 1 8 1 $54 2017 2 0 1 8 2 0 19 2 0 20 2021 1Q 2022 R eve n u e $ millions $12 $26 $30 $ 39 $ 60 $19 2017 2 0 1 8 2 0 19 2 0 20 2 0 2 1 1Q 2022 Net Income $ millions 1 CAGR from December 31, 2017 through March 31, 2022 * CAGR from December 31, 2017 through 2021 3

2 9 . 9% 1 7 . 8% 7 . 2 % Revenue CAGR 1 2017 – 2021 Investors have been rewarded for our strong performance Tangible book value per share CAGR 1 2017 – 2021 Earnings per share CAGR 1 2017 – 2021 2 8 . 9% 2 5 . 7% 1 5 . 1 % High - growth banks² KRX Index³ High - growth banks² KRX Index³ Share price performance since IPO 4 versus KRX Index 3 1 6 . 7% 1 4 . 5% 7 . 4 % High - growth banks² KRX Index³ 0% 60% 120% 180% 240 % Aug - 18 May - 19 Jan - 20 Oct - 20 Jul - 21 A p r - 22 High - growth banks² KRX Index³ + 1 8 8% + 1 4% + 7 3% (60%) Nov - 17 Source: FactSet, SNL Financial 1 CAGR from December 31, 2017 through December 31, 2021 (if applicable for High - growth banks and KRX Index); Reflects full - year metrics for revenue and earnings per share 2 Includes banks with market capitalization of $500mm+ and revenue, EPS, and TBVPS CAGRs >10% (2015 - 2020); Includes AX, BFC, CASH, FFIN, FFWM, FRC, HIFS, MBIN, PNFP, QCRH, SFBS, SIVB, and WAL 3 KRX Index represents the KBW Regional Bank Index 4 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through April 19, 2022 4

Delivering Financial Results 1 0 . 5% 1 0 . 8% 1 1 . 3% 1 2 . 9% 1 5 . 2 0% 1 4 . 0 % Total Revenues** Full year, except 2022, which is for 1Q 2022 | $ thousands $ 6 0 , 0 13 $ 7 8 , 7 44 $ 1 02 , 5 9 6 $ 1 33 , 4 6 0 $ 1 64 , 2 5 3 $ 4 8 , 4 02 $ 1 6 , 4 45 $ 5 , 65 7 2017 2018 2 0 1 9 2 0 2 0 2 0 2 1 1Q 2022 $ 5 4 , 0 59 $ 8 3 , 3 84 $ 4 , 64 0 $ 1 08 , 2 3 9 $ 5 , 64 3 $ 1 41 , 9 2 4 $ 8 , 46 4 $ 1 80 , 69 8 Global Payments Group (“GPG”) $19 , 021 $18,887 $18,887 $16,215 $13,336 $12,117 $11,775 $10,783 $10,811 $6,097 $7,863 $7,683 $6,057 $8,531 6,285 7,113 5,865 6,291 $3,324 $3,845 $2,651 $2,549 1Q 2022 2021 2020 2019 2018 2017 4 Q 3 Q 2 Q 1 Q Quarterly Net Income $ thousands Revenues Excluding GPG $ 6 3 , 3 82 $3,369 $ 1 2 , 3 69 $ 2 5 , 5 54 $ 3 0 , 1 34 $ 3 9 , 4 66 $ 6 0 , 5 55 First Quarter Financial Highlights • Total revenues** of $54.1 million, up 38.6% from prior year period and 4.2% from the prior linked quarter. • Net income of $19.0 million, up 57.0% from prior year period 0.7% from the prior linked quarter. • Diluted earnings per share of $1.69, up 18.2% from the prior year period. • Loans totaled $4.1 billion, up 27.3% from March 31, 2021 and 10.4% from December 31, 2021. • Deposits were $5.9 billion, up 34.2% from March 31, 2021. • Non - interest - bearing demand deposits increased to $3.2 billion, up 46.5% from March 31, 2021. • Redeemed $25.0 million of 6.25% subordinated debt. • Book value per share was $50.88 up 23.9% from March 31, 2021 and tangible book value per share* was $49.99, up 25.3% from March 31, 2021. • Return on average equity of 13.8% and return on average tangible common equity (ROATCE)* of 14.0%. • Efficiency ratio improved to 45.5% compared to 52.1% from the prior year period. ROATCE* at December 31, except 2022, which is at March 31, 1 5 2017 2018 2019 2020 2021 1Q 2022 *Non - GAAP financial measure. See reconciliation to GAAP measure on page 20 1 Annualized **Total Revenues includes Net Interest Income and Non - Interest Income

Loan Portfolio Growth and Diversification 1 Includes commercial real estate, multifamily and construction loans. 2 Includes consumer and 1 - 4 family loans * Gross of deferred fees and unamortized costs $4.13 billion Gross Loan Portfolio* at March 31, 2022 | $ millions A Diversified Portfolio at March 31, 2022 6 7% 1 8% 9% 4% 2% 2% Other $ 1 , 7 7 8 $ 1 , 8 6 9 $ 2 , 0 1 4 $ 2 , 1 2 2 $ 2 , 1 4 0 $ 2 , 3 8 9 $ 6 5 5 $ 6 7 9 $ 7 3 9 $ 7 8 0 $ 8 5 5 $ 9 3 5 $ 5 9 1 $ 5 8 7 $ 6 0 0 $ 6 1 1 $ 6 5 4 $ 7 2 4 $ 1 1 8 $ 1 0 8 $ 1 0 2 $ 97 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 $ 3 , 1 42 6 $ 3 , 2 43 $ 3 , 4 55 $ 3 , 6 10 $ 3 , 7 39 $90 $ 4 , 1 30 $82 Other 2 Total CRE (Owner Occupied) Total CRE 1 (Non - Owner Occupied) Total loans: $4.130mm Average 1Q Yield: 4.78% 6 7 % CRE • CRE/RBC ratio: MCB 351% 1 8 % C&I C&I 9% Multifamily 4% Construction

Commercial Growth Driven by Expertise in Specific Lending Verticals Commercial and Industrial Overview Target Market • Middle market businesses with annual revenues below $200 million • Well - diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high - net - worth individuals support most loans - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks C&I Composition at March 31, 2022 2 8% 1 6% 1 4% 9% 8% 8% 8% 4% 5% 28% Finance & Insurance 16% Healthcare 14% Skilled Nursing Facilities 9% Wholesale 8% Retail 8% Individuals Unsecured 8% Individuals Secured 4% Manufacturing 5% Other Total C&I loans: $714mm 7

Relationship - Based Commercial Real Estate Lending Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well - diversified across various property types Key Metrics • Weighted average LTV of 64% • Multifamily loans – 45% rent regulated • Average LTV of 44% on stabilized rent regulated properties provide a cushion against any falling values Composition by Type at March 31, 2022 Composition by Region at March 31, 2022 10% 9% 7% 6% 1 9 % Majority of loans are originated through direct relationships or referrals from existing clients. 33% 11% 10% 9% 8% 6% 6% 5% 3% 5% 3 3 % Nursing Home CRE Manhattan 1 1 % Multifamily 1 8 % Brooklyn 1 0 % Other CRE 1 0 % Queens 9% Mixed Use 9% Bronx 8% Retail 20% 19% 7% Florida 6% Office 7% Long Island 6% Hospitality 4% Other NY 5% Land 4% New Jersey 5% Construction 1% 1% Staten Island 3% Warehouse 4% 1% Connecticut 2% 1 - 4 Family 5% 18% 2 0 % Other States 2% Commercial Condo and Co - op Total CRE loans: $3,292mm 8

Well - Developed, Sector Diversified Healthcare Portfolio • Active in Healthcare lending since 2002 • CRE – Skilled Nursing Facilities (“SNF”) – Average LTV of 62% • Highly selective regarding the quality of Skilled Nursing Operators that we finance • Borrowers typically have over 1,000 beds under management • Loans are made primarily in “certificate of need” states which limits the supply of beds and supports stable occupancy rates. • Stabilized SNF – 65% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers’ primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.71x. • Non - stabilized SNF – typically “turn - around” older SNFs acquired from owners who mismanaged the business, relied too heavily on long - term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.). C& I Healthcare Composition at March 31, 2022 42% 4% 4% 3% 1% 46% Nursing and Residential Care Facilities 4 2 % Ambulatory Health Care Services 4% Doctor Office 4% Ambulance Services 46% 3% Misc. Health Practitioners 1% Offices and Clinics of Dentists CRE Skilled Nursing Facilities (SNF) – $1,072 million C&I Skilled Nursing Facilities – $97 million C&I Other Healthcare (SNF) – $114 million CRE SNF $1,072 million 9 C&I Other $114 C&I SNF million $97 m i l l i o n Diversified Healthcare Portfolio at March 31, 2022 Total Healthcare loans: $1,283mm

Well - Developed, Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State at March 31, 2022 C&I Skilled Nursing Facility Exposure by State at March 31, 2022 29% 22% 9% 7% 7% 5% 3% 4% 5% 2% 2% 2% 2% 2 9 % New York 2 2 % Florida 9% New Jersey 7% Virginia 7% Indiana 5% Pennsylvania 5% Ohio 4% Tennessee 3% Other States 2% Wisconsin 2% California 2% Georgia 2% Kentucky 1% Michigan 2 1% 1 9% 1 4% 1 2% 1 2% 1 1% 2% 6% 3% 21% New York 19% Florida 14% Kentucky 12% New Jersey 12% District of Columbia 11% Pennsylvania 6% Michigan 3% Indiana 2% Other 10

5 3% 4 5 % Total deposits: $5.94bn 1Q Cost of total deposits: 0.23% Deposit Composition Deposit Composition Over Time | $ millions $1,040 11 $1,254 $1,271 $1,320 $1,501 $1,492 $758 $901 $940 $940 $934 $930 $598 $708 $920 $1,044 $1,121 $1,129 $659 $651 $713 $796 $736 $734 $449 $484 $447 $495 $481 $117 $391 $ 1 , 5 2 0 $ 1 , 1 0 4 $256 $116 $347 $129 $831 $132 $778 $ 1 2 8 $ 67 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 1 Includes liquidation, receivership, and litigation settlement. * Certain prior period amounts have been reclassified for consistency with the current period presentation. $ 6 , 43 5 $ 5 , 9 39 $ 3 , 81 9 $ 4 , 4 26 $ 5 , 2 88 $ 5 , 4 57 Deposits $5.94 billion at March 31, 2022 2% 53% Non - interest - bearing demand deposits 45% Money market & savings account 2% Time deposits ■ Specialty Deposits 1 ■ Digital Currency Customers – Global Payments Group* Debit Cards – Global Payments Group* Retail Deposits with Loan Customers Property Managers Bankruptcy Accounts Retail Deposits

Customer Centric Digital Payments Worldwide Global Payments Group About Global Payments • Domestic and international digital payments settlements • Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance • Custodian of deposits on behalf of clients and their customers • Sponsorship for select clients as an extension of MCB’s expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities $3,369 $4,640 $5,643 $8 , 464 $16 , 445 $5,657 2017 2 0 18 2 0 19 2020 2 0 21 1Q 2022 GPG Revenue $ thousands Global Payments Group Revenue as a % of Total Bank Non - Interest Income 30% 38% 53% 69% 50% • Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses • A leading national issuer of third - party debit cards status • In addition to reported revenues, GPG also contributed average non - interest bearing deposits of $1.9 billion in the first quarter. 76% 12 1 CAGR from December 31, 2017 through 2021

16.42 28.50 2 2 . 6 4 2 1 . 7 0 38.60 42.30 54.54 31.79 2 0 2 0 2 0 2 1 2 0 2 2 Customer Centric Digital Payments Worldwide Global Payments Group Client Transactions | Millions Customer $ Volume | Billions 2018 2019 Highlights • On pace for over 114 million client transactions totaling $32.20 billion by the end of 2022 9 2 . 5 4 ■ 4 Q ■ 3 Q ■ 2 Q ■ 1 Q $3.26 $8.05 $ 5 . 4 6 $ 4 . 6 6 $3.96 $3.85 $7.09 $8.76 2018 2019 2 0 2 0 2 0 2 1 2 0 22 $ 2 2 . 14 ■ 4 Q ■ 3 Q ■ 2 Q ■ 1 Q 13

Diversified Revenue and Deposit Contribution Global Payments Group Total Revenue by Category* | Thousands This represents revenue from new clients who went live in 2021 and 2022 * Certain prior periods amounts have been reclassified for consistency with the current period presentation. ** General Purpose Re - Loadable (GPR) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 $ 5, 2 93 $997 $3,850 $3,942 $930 $186 $443 $273 $3,015 $154 $292 $182 $444 $167 $3,360 $940 $175 $268 $427 $1,559 $241 $240 $976 $182 $345 $376 $1,688 $148 $228 $3,362 $133 $1,546 $184 $256 $321 $649 $168 $373 $235 ■ GPR card** ■ Disbursements ■ Digital bank acct ■ Other ■ Crypto GPR ■ Crypto E xc h a n g e / O T C Corporate D i s bu r s e m e n t Total Average Deposits by Category* | Millions $ 99 $ 94 $ 87 $ 77 $ 90 $ 1 9 1 $ 3 8 1 $ 4 1 6 $ 3 1 9 $ 2 4 7 $ 64 $ 1 5 0 $ 3 0 2 $ 8 1 4 $ 1 , 0 0 2 $ 1 3 1 $ 1 2 6 $ 1 1 4 $ 2 2 7 $ 1 0 3 $65 $ 1 5 7 $ 1 3 0 $ 1 4 0 $ 1 6 7 $ 64 $ 70 $ 61 $ 1 1 3 $ 1 8 7 $ 1 5 9 $ 1 5 5 $43 $ 1 4 5 $36 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 $ 1 , 6 61 $ 7 0 0 $ 1 , 1 70 $ 1 , 2 81 ■ GPR card** ■ Disbursements ■ Digital bank acct ■ Other ■ Crypto GPR ■ Crypto Exchange/OTC ■ Corporate D i s b u r s e m e n t 4% 8% 1 2% 1 3% $ 5 , 65 7 1% 14 $ 1 , 9 15

Well Managed Net Interest Margin 1 Represents full - year NIM, except 2022, which represents annualized NIM for the three months ended March 31, 2022. 2 Represents effective average daily FRB funds rate Net Interest Margin Analysis 1 . 0 0% 1 . 8 3% 2 . 1 6% 0 . 3 6% 0 . 0 8% 0 . 1 2% 3 . 5 2% 3 . 7 0% 3 . 4 6% 3 . 2 6% 2 . 7 7% 2 . 7 1% 2 0 1 9 1Q 2022 MCB Net Interest Margin ("NIM") 1 Average Fed Funds Rate 2 2017 2018 Estimated Sensitivity of Projected Annualized Net Interest Income as of March 31, 2022 2020 2021 Fixed vs. Floating Rate Loans at March 31, 2022, for loans dueafter oneyear F i x ed 57% F l o a t i n g 43% - 4.91% 15 3.31% 11.29% - 100 bps +100 bps +200 bps Giventhestrengthofourdepositverticals andovernight liquidity, we are well - positioned tobenefitfrom arising interest rate environmentas wemaintain our margin management discipline. Approximately 75% offloatingrateloanshave floors – Weightedaveragefloorof4.82%

Highly Profitable, Scalable Model 1 7 . 8% 14.7% 9.8% 9.7% 12.8% 13.7% 2017 2 0 1 8 2 0 19 2020 2 0 2 1 1Q 2022 Non - Interest Income ratio 1^ 10.5% 10.8% 11.3% 1 2 . 9% 1 5 . 2% 1 4 . 0% 2017 2 0 1 8 2 0 19 2 0 20 2 0 2 1 1Q 2022 ROATCE 1 52.1% 52.1% 5 5 . 4% 52.5% 48.3% 45.5% Net Interest Margin 3.52% 16 3.70% 3.46% 3.26% 2.77% 2.71% 2017 2018 Efficiency ratio 2 0 19 2 0 20 2021 1Q 2022* 2017 2018 2019 2020 2021 1Q 2022 ^ This represents the percentage of total non - interest income (less any gains on sale of securities) as compared to total revenue. * Annualized 1 These are non - GAAP financial measures. See reconciliation on slide 20

Credit Metrics NCOs/Average Loans Non - Performing Loans/Loans Non - Performing Loans/ALLL 0.32% - 0 . 0 6% - 0.13% 0 . 0 1% 0.13% 0 . 0 0% 2017 2 0 18 ALLL/Loans 2 0 1 9 2 0 2 0 2 0 21 1Q 2022 1 . 0 5% 1 . 0 2% 0.98% 1 . 1 3% 0.93% 0.93% 2017 2 0 18 2 0 1 9 2 0 2 0 2 0 21 1Q 2022 0.24% 0 . 0 2% 0.17% 0.20% 0 . 2 8% 0 . 0 0% 2017 2 0 18 2 0 1 9 2 0 2 0 2021 1Q 2022 22.8% 17 1 . 5% 17.1% 18.0% 2 9 . 6% 0 . 0% 2017 2 0 18 2 0 1 9 2020 2 0 21 1Q 2022

1 9 . 9% 1 7 . 0% 12.5% 12.7% 15.2% 14.5% 2021 1Q 2022 Capital ratios* Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio TCE / TA 1 1 5 . 3% 1 3 . 2% 1 0 . 1% 1 0 . 1% 1 4 . 4% 1 3 . 6% 2017 2018 2019 Total Risk - Based Capital Ratio 2 0 20 2 0 2 1 1Q 2022 1 3 . 7% 1 3 . 7% 9 . 4% 8.5% 8.4% 8.5% 2017 2 0 1 8 2 0 1 9 2 0 20 2021 1Q 2022 1 2 . 7% 18 1 1 . 5% 8 . 5% 7 . 5% 7 . 7% 8 . 3% 2017 2 0 1 8 2 0 1 9 2 0 20 2021 1Q 2022 2017 2 0 1 8 2 0 19 2 0 20 1 These are non - GAAP financial measures. See reconciliation on slide 20 * These capital ratios are for Metropolitan Commercial Bank Only

A p p e n d i x 19

Reconciliation of GAAP to Non - GAAP Measures 20 *Tangible common equity divided by common shares outstanding at period - end In addition to the results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), this earnings release includes certain non - GAAP financial measures. Management believes these non - GAAP financial and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non - GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non - GAAP/adjusted financial measures disclosed in this earnings release to the comparable GAAP measures are provided in the accompanying tables. $ thousands, except per share data 2 0 2 2 20 2 1 2 01 9 201 8 20 1 7 Average assets $ 6,920,575 $ 5,724,230 $ 3,863,013 $ 2,846,959 $ 1,951,982 $ 1,524,202 Less: average intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9 , 73 3 Average tangible assets $ 6,910,842 $ 5,714,497 $ 3,853,280 $ 2,837,226 $ 1,942,249 $ 1,514,469 Average equity $ 561,020 $ 413,212 $ 320,617 $ 282,604 $ 251,030 $ 1 3 3 , 46 2 measures provide meaningful Less: Average preferred equity $ - $ 4,585 $ 5,502 $ 5,502 $ 5,502 $ 5 , 50 2 information to investors Average common equity $ 561,020 $ 408,627 $ 315,115 $ 277,102 $ 245,528 $ 1 2 7 , 96 0 in understanding the Company’s Less: average intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9 , 73 3 operating performance and trends. Average tangible common equity $ 551,287 $ 398,894 $ 305,382 $ 267,369 $ 235,795 $ 1 1 8 , 22 7 These non - GAAP measures have inherent limitations and are not Total assets $ 6,623,158 $ 7,116,358 $ 4,330,821 $ 3,357,572 $ 2,182,644 $ 1,759,855 required to be uniformly applied Less: intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9 , 73 3 Tangible assets $ 6,613,425 $ 7,106,625 $ 4,321,088 $ 3,347,839 $ 2,172,911 $ 1,750,122 Total Equity $ 556,248 $ 556,989 $ 340,787 $ 299,124 $ 264,517 $ 236,884 Less: preferred equity $ - $ - $ 5,502 $ 5,502 $ 5,502 $ 5,502 Common Equity $ 556,248 $ 556,989 $ 335,285 $ 293,622 $ 259,015 $ 231,382 Less: intangible assets $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 $ 9,733 Tangible common equity (book value) $ 546,515 $ 547,256 $ 325,552 $ 283,889 $ 249,282 $ 221,649 Common shares outstanding $ 10,931,697 $ 10,925,029 $ 8,295,272 $ 8,312,918 $ 8,217,274 $ 8,196,310 Book value per share (GAAP) $ 50.88 50.98 4 0 . 4 2 3 5 . 3 2 31 . 52 2 8 . 2 3 Tangible book value per share (non - GAAP)* $ 49.99 50.09 3 9 . 2 5 3 4 . 1 5 30 . 34 2 7 . 0 4 Total Revenue (GAAP) $ 54,059 $ 180,698 $ 141,924 $ 108,239 $ 83,177 $ 63,382 Less: Gain on sale of securities $ - $ 609 $ 3,286 $ - $ (37) $ - Revenue excluding gain on sale of securities (non - GAAP) $ 54,059 $ 180,089 $ 138,638 $ 108,239 $ 83,214 $ 63,382 Non - Interest Income Ratio (non - GAAP) 13.74% 12.78% 9.67% 9 . 82% 1 4 . 6 6% 1 7 . 8 3 % Full Year 2020

$ 11 $ 1 7 2 $ 2 3 8 $ 3 0 4 $ 3 6 0 $ 3 9 0 $ 4 9 0 $ 4 9 4 $ 4 3 9 $ 4 1 0 $ 4 1 2 $ 4 9 4 $ 6 2 7 $ 8 1 0 $ 1 , 8 46 $1,405 $1,043 $ 2 , 6 47 $ 3 , 1 01 $ 3 , 6 97 $ 4 , 0 83 $34 $56 $125 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022Q1 Since our founding, we have delivered exceptional core - funded loan growth . . . Net Loans since December 31, 1999 | $ millions Deposits since December 31, 1999 | $ millions $ 10 $ 52 $ 69 $ 1 2 6 $ 1 8 4 $ 2 4 8 $ 3 1 6 $ 3 7 0 $ 3 4 9 $ 4 3 8 $ 4 4 9 $ 4 4 5 $ 4 6 4 $ 4 3 5 $ 4 9 2 $ 6 1 6 $ 7 6 6 $ 9 9 4 $ 3 , 8 30 $2,791 $1,661 $1,404 $ 6 , 4 35 $ 5 , 9 39 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022Q1 1 CAGR from December 31, 1999 through March 31, 2022 21

A Diversified Financial Institution We are More than a Commercial Bank How We Succeed 21 - Years of Reliable Asset Quality and Financial Performance • Organic business loan origination platform • Core funded organic deposit franchise • Helping our clients build and sustain generational wealth since 1999 Our Strategic Priorities Enhance our position as a leader in the settlement of global and digital payments that brings people around the world closer together. Be the critical financial infrastructure for select fintechs to access our global payments settlement platform. Our Mission To offer a full range of banking and innovative financial services to businesses and individuals embracing the new digital banking era. Serve markets underserved by the ever - consolidating financial services industry and advance our leading - edge model that combines new technologies with the best of traditional banking practices . 22

Delivering Critical Financial Infrastructure, Every Day Global Payments Group • Domestic and international digital payments settlements, every day • Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance, every day • Custodian of deposits on behalf of clients and their customers, every day • Sponsorship for select clients as an extension of MCB’s expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities, every day • Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses, every day • A leading national issuer of third - party debit cards status, every day Digital payment platforms are the underpinnings of E - commerce – 23 E - commerce 1.0 was about selling goods, starting with Dell.com and Book Stacks Unlimited in the early 1990s. E - commerce 2.0 is about buying, selling and connecting a limitless array of products and services with desktop and mobile devices: • Video, movies, TV programs, music, books, podcasts and news streaming services • DIY online learning – from around the corner to around the world; how to knit to PhD • Global gig work opportunities • Tickets to in - person and virtual sporting and entertainment events • Grocery and prepared meals delivered The list goes on and on...

Delivering Critical Financial Infrastructure, Every Day U.S. Treasury G o v e r n m e n t Payments Pension Companies Public and Private Pension Payments Law F i r m s Payouts for Legal Settlements Other Load Types MG, WU, GD, VRL, MCR Direct Deposits/ ACH Loads N e t w o r k Loads WU, MG GD C o r p or a t e Prefund Adjustment Account Charge Back Disputes or Provisional Credits Program Revenue Account Program’s Revenue Operating Account Net Network Settlement Cardholder Activity MCB Settlement Account Net of Fees (Program Earnings and Expenses) MCB Pooled Funds Account MCB Revenue Account MCB’s Revenue MCB Reserve Account Extraordinary Events MCB Prepaid Invoice Account External Activity MCB Owned Program Owned Moved by External Party Moved by MCB MCB Clients Moved by External Party Global Payments Group 24

Client Case Study Global Payments Group “The B2B and B2C infrastructure Broxel has built in Mexico combined with MCB’s total support infrastructure in the United States is the blueprint for our mutual success.” Gustavo Gutierrez B r o x e l O v e r v i e w Broxel is a FinTech leader founded in 2011 and based in Mexico City, Mexico. The Company is an innovator of tailor - made payments solutions that create efficient, agile, disruptive and available financial B2B and B2C ecosystems anywhere in the world. broxel.com/us - en/ L ea d e r s h i p Gustavo Gutierrez, CEO and Founder V i s i o n We will transform money into something more valuable. M a r k e t s Mexico, United States Hispanic Primary Business Broxel offers prepaid debit cards and a mobile app that accepts direct deposits and can make payments online and at retail locations in MXN and USD. Broxel is a Mexican company that is always looking out for the Hispanic community living in the United States. Metropolitan Commercial Bank Global Payments Group • Broxel has been a client since 2018 • Mobile app - based bank account and card that works as a remittance product 25

Client Case Study Global Payments Group C I B a n co O v e r v i e w Consultoría Internacional (CI) was established in 1983 and became known as CIBanco in 2008. CIBanco became a signatory of the Equator Principles from the World Bank in 2012 in response to the environmental challenges that the world is facing. Aligned with a renewed corporate philosophy CIBanco became the first green bank in Mexico to provide sustainable financial solutions. CIBanco, CICasa de Bolsa, CIFondos de Inversion, Finamadrid, are wholly - owned subsidiaries of Tenedora CI, S. A. de C.V. Financial Group. cibanco.com L ea d e r s h i p Jorge Rangel de Alba Brunel, Chairman of the Board Norman Hagemeister Rey, Chief Executive Director and Board Member Luis Miguel Osio Barroso, Chief Executive Director and Board Member Salvador Arroyo Rodriguez, Chief Executive Director and Board Member Mario Maciel Castro, CEO V i s i o n To stand apart from traditional vertically integrated banks in specific niches that favor sustainability through unparalleled service, reliability, security and leadership. M a r k e t s Mexico, United States Hispanic | Spain and Latin America Primary Business Mexico - based bank providing banked, unbanked and underbanked financial service, leaders in Trust Funds, FX & Foreign Trade Units. Financial services including auto loans, trust funds, online and mobile banking, currency and investment options, and lines of credit, in and outside of Mexico. CIBanco serves “SME”, large and corporate entities and individuals providing all financial services, settling electronic and wire transfers “from” and “to” the U.S.; thanks to its “export and import profile” and the commercial relevance between both countries and the world. Metropolitan Commercial Bank Global Payments Group • CIBanco has been a client since 2019 • Mobile app - based bank account and card that works as a remittance product “Metropolitan Commercial Bank has demonstrated from the very beginning and throughout the journey, collaboration between institutions outside the transactional scope suggests a long - term relationship, in which there is trust to point out everything right or wrong; seeking to consolidate a bilateral and joint reputation. It is not every day you have the openness and willingness to grow and mature with a partner who is on your side while committing to each entity daily.” Luis Miguel Osio Barroso 26

Client Case Study Global Payments Group Mesh Payments O v e r v i e w Corporate HQ New York, NY, International office Tel Aviv, Israel; 20+ employees, privately held company founded in 2018 with VC backers and a recent round of favorable financing; strong growth in the virtual card space, which is a fraction of the corporate card space. meshpayments.com L ea d e r s h i p Globally recognized payment and technology leaders. Oded Zehavi, CEO and Co - founder • Before Mesh: COO, Kaymera Technologies; Payoneer, Chief Revenue Officer; PayPal, Director Global Business Development • Board Member: ReWire.tp; Advisory Board Member: Fiverr, AU10TIX, CreditStacks V i s i o n Re - writing the way corporate payments are made. One - stop hub to orchestrate, manage, analyze and optimize, reconcile, and reduce their corporate spend and subscription payments. M a r k e t s Global B2B cardless payments. Primary Business Cardless corporate payments solutions via virtual cards • SaaS (software as a service) subscriptions • On - Demand to employees and gig workers • Payment intelligence – manage corporate spending and protect companies from failed payment risks • Receipt Automation – collects and matches digital receipts automatically for all tracked payments. • Accounting Integrations – works with existing accounting software Metropolitan Commercial Bank Global Payments Group • Mesh Payments has been a client since 2018 • MCB holds deposits on behalf of Mesh Payments’ clients • MCB provides Mesh Payments with access to ACH and wire payment systems • MCB sponsors Mesh Payments’ Visa branded virtual cards “ Metropolitan Commercial Bank checks all the boxes when it comes to innovation mindset and execution and strong relationships and fintech support.” Oded Zehavi 27

Client Case Study Global Payments Group R e v o l u t O v e r v i e w • A global fintech financial services company • Corporate HQ London, England • International offices including Asia, Europe and Oceania • North American offices, San Francisco, CA and New York, NY • 2,000+ employees revolut.com/en - US L ea d e r s h i p Revolut, Martin Gilbert, Chairman; Nik Storonsky, CEO and Co - founder; Vlad Yatsenko, CTO and Co - founder Revolut USA, Ronald Oliveira, CEO since November 2019 The Company’s executive leadership is a Who’s Who of global fintech and finance superstars. V i s i o n Revolut is building the world’s first truly global financial super app. M a r k e t s Global, individuals and businesses Primary Business Around the world use dozens of Revolut’s innovative banking, investment and wealth management products to make more than 100 million transactions a month. Across Revolut’s personal and business accounts, the Company helps customers improve their financial health, give them more control, and connect people seamlessly across the world. Metropolitan Commercial Bank Global Payments Group • Revolut has been a client since 2018 • MCB holds deposits on behalf of Revolut’s clients • MCB provides Revolut with: • Access to ACH and wire payment systems • Correspondent relationships for FX services • Tailored solutions for Revolut clients in other jurisdictions • MCB sponsors Revolut card processing services for its Visa and MasterCard products “ Metropolitan Commercial Bank is not only a bank with excellent financial health, a deep bench of experienced fintech bankers and a track record across a wide arena of fintech sectors, their people listen and are open to new and interesting banking solutions.” Ronald Oliveira 28

Client Case Study Global Payments Group Voyager Digital, Ltd CSE: VYGR. CN O v e r v i e w Voyager : The Fastest - Growing Digital Asset Broker Voyager’s team of established Wall Street and Silicon Valley entrepreneurs is eliminating the roadblocks that currently exist in digital trading . The Company’s goal is to bring the best of the traditional equities’ world to crypto, while still delivering the innovation this exciting new asset class deserves . investvoyager.com L ea d e r s h i p Stephen Ehrlich, Chief Executive Officer, Co - Founder Philip Eytan, Chairman, Co - Founder Gaspard de Dreuzy, Co - Founder Oscar Salazar, Advisor, Co - Founder Voyager’s founders have combined their decades of experience from leading organizations like E*TRADE, Uber, TradeIt, Lightspeed Financial and more, to bring Voyager to the crypto investing universe. V i s i o n Voyager believes that crypto assets are the future of finance and investing. The Company is creating the broker that the crypto market deserves. M a r k e t s Voyager is based in New York and serves retail and institutional clients in Canada and the United States. Voyager’s mission is to provide every investor with a trusted and secure access point to crypto asset trading. Primary Business Crypto trading solutions, built for retail and institutional businesses. Voyager offers best - in - class customer service, incomparable access to the most popular assets and commission - free trading. Metropolitan Commercial Bank Global Payments Group • Voyager has been a client since 2019 • MCB provides depository relationship for client funds • MCB provides access to ACH and wire payment networks “ Voyager partners with companies that bring their A - game every day through technology and human capital. Proximity is a bonus when synergy amongst team members is seamless. Metropolitan Commercial Bank has been the right choice for us since day one.” Stephen Ehrlich 29

Partner with the Leading Processors and Payment Processing Networks, Every Day Global Payments Group Leading Processors Leading Payment Processing Networks 30

Who Are Our Payment Clients? Global Payments Group 31

Engaging in Our Diverse Digital Payment Products Ecosystem, Every Day 32 Global Payments Group Illustrative photography and captions, not actual customers. Accounts Payable/ Expense Management ACH Processing and Settlement Bill P ay me n t Card Present Debit Card Claim Handling and Processing Digital Assets Settlement E - Wallet Debit Card Government Benefits Settlement I n te r n a t i on a l Remittance Loan Advance / Payment Settlement Mobile Payment Settlement Due cappuccino date night with my prefunded e - wallet watch app in Naples, Italy. I don’t know how it’s done but I am glad my phone helps me travel around with ease. Peer - To - Peer (P2P) Payments Push Payments – Real Time Domestic and International Rebate S e t t l eme n t Virtual Debit Card Credit score is up so now I can get approved for a new car and visit my folks in Ontario. Sent my sister money to pay for books at St. George’s University in Granada. My benefit payments arrive like clockwork to my debit card every month. Easy peazy. Morning coffee with my loyalty rewards prepaid debit card in Seattle, Washington. Paying in for Sally’s wedding gift was easier than deciding what the gift should be. Traded in my wallet for paying mobile. More space in my purse for makeup. Foreign travel is exciting, not having to think about exchange rates is joyful . Now I can view and comment on everyone’s expenses no matter where they are. Getting paid in Bitcoin and having it converted to Euros instantly, sweeeet! This auto insurance claim app is a snap to use. No more needless repair estimates. I really enjoy the security of my debit card over cash. A feeling of safety I was missing. Check writing, stamps, check registers, so yesterday. Billpay app happy to meet you. Our international business runs smoother when we are paid digitally.

Establishing Our Place in a Diverse Digital Payment Industry Complex, Every Day 33 Global Payments Group Illustrative photography and captions, not actual customers. A u t o C o n s u me r Lending Corporate Accounts Payable Management Co r p o r a t e Payroll C o rr e spo n d e n t Banking Criminal Justice and Corrections Crypto C u rr e n c y Financial Services to the Unbanked/Underbanked Foreign Ex c h a n g e G ov e r n m e n t Payments He a l t h c a r e Co - Pay Hospitality Mobile B a n k i n g Online G a m bli n g Online G a mi n g T r av e l T r u c k i n g Pharmaceutical Prepaid P h o n ec a r d s